Exhibit 99.2

Certain information marked as [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT NO. 1 TO DEED OF COMMITMENT AGREEMENT

This DEED is dated 2nd April 2026 (“Effective Date”) and is made by and among:

THE PARTIES

1)

Hologen Limited, a non-cellular company limited by shares incorporated in Guernsey with company number 74905 whose registered office is at 1st Floor, Royal Chambers, St. Julian’s Avenue, St. Peter Port, GY1 3JX, Guernsey (“Hologen Limited”), together with its affiliates (i) Hologen Neuro AI Limited (company number 74942) (“HNAI”) and (ii) Hologen Neuro AI UK Limited (company number 16283812) (“HNAIUK”) (collectively “Hologen”); and

2)

MeiraGTx Holdings plc, a Cayman Islands exempted company having a place of business at 655 Third Avenue, Suite 1115, New York, NY 10017, together with its affiliates, (i) MeiraGTx Manufacturing Limited (company number 16128294), (ii) MeiraGTx Limited (company number 0950199), (iii) MeiraGTx Neuro UK Limited (company number 16108121) and (iv) MeiraGTx Neuro I, LLC (collectively “MeiraGTx”), each a “Party” and together, the “Parties”.

BACKGROUND

(A)	The Parties entered into a deed of commitment agreement dated March 23, 2026 (“Deed of Commitment”).
(B)	The Parties now wish to amend the Deed of Commitment as set out in the Schedule to this amendment to the Deed of Commitment (“Amendment Deed”).

AGREED TERMS

1.	Definitions and Interpretation
1.1	In this Amendment Deed:
(a)	“Amended and Restated Deed” means the Deed of Commitment in the form set out in the Schedule to this Amendment Deed; and
(b)	“Effective Date” means the date of this Amendment Deed.

1.2	Unless otherwise defined in this deed, words and expressions defined in the Deed of Commitment shall have the same meanings when used in this deed.
1.3	The rules of interpretation set out in the Deed of Commitment shall apply to this deed as if set out in full in this deed.
2.	Amendment and restatement
2.1

With effect from the Effective Date, the Deed of Commitment is amended and restated so that it reads in its entirety as set out in the Schedule to this Amendment Deed. For the avoidance of doubt, the amendments reflected in the Schedule are indicative only and the text which is shown to be deleted will have no force or effect in respect of the of the Amended and Restated Deed.

2.2

The Parties agree that, with effect from the Effective Date, all references in any document to the Deed of Commitment shall, unless the context otherwise requires, be read and construed as references to the Amended and Restated Deed.

3.	Continuing effect
3.1	Save as expressly amended by this Amendment Deed, all provisions of the Deed of Commitment shall remain in full force and effect.
3.2	Nothing in this Amendment Deed shall affect any right or obligation that has accrued or arisen under the Deed of Commitment prior to the Effective Date.
4.	Miscellaneous
4.1	This Amendment Deed is subject to the laws of England and Wales, and the courts of England and Wales will have exclusive jurisdiction over any disputes.
4.2	If any term of this Amendment Deed is invalid, illegal or incapable of being enforced, all other terms and provisions of this Amendment Deed shall nevertheless remain in full force and effect.
4.3	This Amendment Deed may not be amended without the prior written consent of each of the parties hereto.
4.4

This Amendment Deed may be executed in counterparts each of which shall be deemed to be an original hereof and all of which together evidence the same Amendment Deed. This Amendment Deed may be executed via email (or transmission of a PDF file) of a counterpart of this Amendment Deed. In addition, PDF or electronic signatures of authorised signatories of any party shall be valid and binding and delivery of an email or PDF signature by any party shall constitute due execution and delivery of this Amendment Deed.

IN WITNESS WHEREOF, the parties intending to be bound have caused this deed to be executed and delivered as a DEED on the date specified at the beginning of this deed by their duly authorised representatives.

Executed as a Deed by HOLOGEN LIMITED	/s/ Henry Smith
Alternate Director for Andrew Henton
acting by a director in the presence of:

Witness’ signature	/s/ Elliot Dean Worrall

Name:	Elliot Dean Worrall

Occupation	[***]

Address	[***]

Executed as a Deed by HOLOGEN NEURO AI LIMITED	/s/ Henry Smith
Alternate Director for Andrew Henton
acting by a director in the presence of:

Witness’ signature	/s/ Elliot Dean Worrall

Name:	Elliott Dean Worrall

Occupation	[***]

Address	[***]

Executed as a Deed by HOLOGEN NEURO AI UK LIMITED	/s/ Parashkev Natchev
Director
acting by a director in the presence of:

Witness’ signature	/s/ Elliot Dean Worrall

Name:	Elliot Dean Worrall

Occupation	[***]

Address	[***]

Executed as a Deed by MEIRAGTX HOLDINGS PLC	/s/ Alexandria Forbes
Director
acting by a director in the presence of:

Witness’ signature	/s/ Robert Wollin

Name:	Robert Wollin

Occupation	[***]

Address	[***]

Executed as a Deed by MEIRAGTX MANUFACTURING LIMITED	/s/ Rich Giroux
Director
acting by a director in the presence of:

Witness’ signature	/s/ Robert Wollin

Name:	Robert Wollin

Occupation	[***]

Address	[***]

Executed as a Deed by MEIRAGTX LIMITED	/s/ Rich Giroux
Director
acting by a director in the presence of:

Witness’ signature	/s/ Robert Wollin

Name:	Robert Wollin

Occupation	[***]

Address	[***]

Executed as a Deed by MEIRAGTX NEURO UK LIMITED	/s/ Rich Giroux Director

acting by a director in the presence of:

Witness’ signature	/s/ Robert Wollin

Name:	Robert Wollin

Occupation	[***]

Address	[***]

Executed as a Deed by MEIRAGTX NEURO I, LLC	/s/ Rich Giroux
Director
acting by a director in the presence of:

Witness’ signature	/s/ Robert Wollin

Name:	Robert Wollin

Occupation	[***]

Address	[***]

SCHEDULE

DEED OF COMMITMENT AGREEMENT

This DEED is dated ______________________ (“Effective Date”) and is made by and among:

THE PARTIES

1)

Hologen Limited a non-cellular company limited by shares incorporated in Guernsey with company number 74905 whose registered office is at 1st Floor, Royal Chambers, St. Julian’s Avenue, St. Peter Port, GY1 3JX, Guernsey (“Hologen Limited”), together with its affiliates (i) Hologen Neuro AI Limited (company number 74942) (“HNAI”) and (ii) Hologen Neuro AI UK Limited (company number 16283812) (“HNAIUK”) (collectively “Hologen”); and

2)

MeiraGTx Holdings plc, a Cayman Islands exempted company having a place of business at 655 Third Avenue, Suite 1115, New York, NY 10017, together with its affiliates, (i) MeiraGTx Manufacturing Limited (company number 16128294), (ii) MeiraGTx Limited (company number 0950199), (iii) MeiraGTx Neuro UK Limited (company number 16108121) and (iv) MeiraGTx Neuro I, LLC (collectively “MeiraGTx”), each a “Party” and together, the “Parties”.

BACKGROUND

(A)	The Parties entered into the Framework Agreements (as defined in the Schedule) on 9 March 2025.
(B)

Pursuant to clause 22.1 of the HNAI Framework Agreement, the HNAI Framework Agreement may be modified or amended by written agreement of the Company and each of Hologen Limited and MeiraGTx Neuro UK Limited (company number 16108121) (being the Major Members (as defined therein) as at the date hereof) signed by or on behalf of each of the Company and the Major Members (together the “Requisite Parties”).

(C)	The Requisite Parties wish to amend the HNAI Framework Agreement on the terms of this Deed.
(D)	The Parties now wish to agree as follows in respect of certain declarations in respect of the Transaction Documents by entering into this commitment agreement (“Deed”).

ISSUANCE OF ADDITIONAL HOLOGEN SHARES

1.

Concurrently with entering into this Deed, on the Effective Date, Hologen Limited will issue 250,000 Class A Shares in Hologen Limited at a share price of $0.0001 per share to MeiraGTx Holdings plc pursuant to the standard Hologen Class A subscription agreement. This, together with the 250,000 Class A Shares in Hologen Limited that MeiraGTx Holdings plc already owns, corresponds to [***] of all shares issued at the date of this Deed (calculated including the Hologen Limited employee share option scheme).

COMPLETION OF THE FRAMEWORK AGREEMENTS

2.

The Parties agree that Completion shall occur in accordance with the relevant Framework Agreement upon (a) the satisfaction of the HNAI Completion Conditions (as defined below), and (b) the satisfaction of the Manufacturing Completion Condition (as defined below).

3.	With effect from the date of this agreement:
a)	[***];
b)

the Requisite Parties will procure the amendment of the Articles of Incorporation of HNAI, in each case: (i) to ensure that each Party has the right to purchase such amount of shares in any future equity offering by HNAI, on the terms of that offering, that preserves the Party’s percentage share of equity in HNAI, and (ii) (A) to ensure that MeiraGTx has the right to sell a number shares it holds in HNAI [***], on the terms of that offering, provided that [***] and (B) in the event MeiraGTx elects to sell shares pursuant to clause (A), HNAI shall have a right of first refusal to purchase all or any portion of such shares that MeiraGTx is proposing to sell, and Hologen Limited shall have a secondary right of first refusal to purchase all or any portion of such shares that MeiraGTx is proposing to sell that are not purchased by HNAI.

HNAI COMPLETION CONDITIONS AND PURCHASE RIGHTS

4.

In addition to the Completion Conditions (as defined in the HNAI Framework Agreement), which all parties agree as being satisfied as at the date hereof, the following conditions must all be met for Completion to happen in accordance with clause 2 (the “HNAI Completion Conditions”):

a)

Hologen Limited provides committed working capital of [***] to HNAI in order for these funds to be used to commence the implementation of the Phase III Parkinson’s Disease trial in accordance with the Transaction Documents.

b)

Hologen Limited subscribes to [***] Class B Shares in HNAI at a price of [***] per share pursuant to a subscription agreement in consideration for a total payment of [***], to be satisfied in accordance with clause 10.

c)

Following Hologen Limited’s subscription for [***] Class B Shares in HNAI per clause 4b), HNAI shall make a payment of [***] to MeiraGTx Neuro I, LLC to be credited towards the upfront payment due under section 8.1 of the Collaboration and License Agreement, to be satisfied in accordance with clause 10.

d)

HNAI issues [***] Class A Shares in HNAI to MeiraGTx Neuro UK Limited at a share price of [***] per share pursuant to a subscription agreement, so that MeiraGTx Neuro UK Limited holds [***] of the entire issued share capital (Class A and Class B total of [***] shares) in HNAI at the time of Completion.

5.

Following Completion in accordance with clause 2, and in accordance with the Commitment of clause 11, the Parties agree that Hologen Limited shall purchase from MeiraGTx Neuro UK Limited a total of [***] Class A Shares at a price of [***] per share pursuant to a share purchase agreement;

and MeiraGTx Neuro UK Limited agrees for such purchased shares to be reclassified from Class A to Class B by HNAI.

6.	In case of any conflicts between this Deed and any provisions or clauses of the HNAI Framework Agreement or the Collaboration and License Agreement, the terms of this Deed prevail.

MANUFACTURING COMPLETION CONDITIONS AND PURCHASE RIGHTS

7.

For Completion to happen in accordance with clause 2, Hologen Limited shall purchase [***] of the ordinary shares in MeiraGTx Manufacturing Limited from MeiraGTx Limited in consideration for [***] pursuant to a share purchase agreement, payable by Hologen Limited to MeiraGTx Limited (the “Manufacturing Completion Condition”) and to be satisfied in accordance with clause 10.

8.

Following Completion in accordance with clause 2, and in accordance with the Commitment of clause 11, the Parties agree that Hologen Limited shall purchase from MeiraGTx Limited an additional [***] of the ordinary shares in MeiraGTx Manufacturing Limited from MeiraGTx Limited for a total of [***] pursuant to a share purchase agreement. This purchase is in addition to Hologen’s option to purchase additional ordinary shares in MeiraGTx Manufacturing Limited in the amount of [***], as set out in the Manufacturing Framework Agreement.

9.	In case of any conflicts between this Deed and any provisions or clauses of the Manufacturing Framework Agreement, the terms of this Deed prevail.

OFFSETTING AGAINST PREVIOUS PREPAYMENTS TO MEIRAGTX, LLC

10.

The Parties acknowledge and agree that Hologen Limited has already paid an aggregate of $105,000,000 to MeiraGTx, LLC in connection with transactions contemplated by the Framework Agreements and the Collaboration and License Agreement, so that:

a)

the amount payable by Hologen Limited to HNAI under clause 4b) and then payable by HNAI to MeiraGTx Neuro I, LLC under clause 4c) will be satisfied as follows: HNAI hereby directs Hologen Limited, who hereby directs MeiraGTx Holdings plc to direct, and MeiraGTx Holdings plc hereby agrees to direct, MeiraGTx, LLC to pay [***] to MeiraGTx Neuro I, LLC; and

b)

the amount payable by Hologen Limited to MeiraGTx Limited under clause 7 will be satisfied as follows: Hologen Limited hereby directs MeiraGTx Holdings plc to direct, and MeiraGTx Holdings plc hereby agrees to direct, MeiraGTx, LLC to pay [***] to MeiraGTx Limited, in satisfaction of Hologen Limited’s obligation to pay such amount to MeiraGTx Limited under clause 7.

COMMITMENT

11.	Hologen Limited commits to making the purchase payments defined in clauses 5 and 8 by deploying first any funds it raises in excess of the [***] and for no other purpose, provided that, [***].

[***] – FURTHER ASSURANCE

12.	[***]
13.	[***]
14.	[***]
15.	[***]

MISCELLANEOUS

16.	This Deed is subject to the laws of England and Wales, and the courts of England and Wales will have exclusive jurisdiction over any disputes.
17.	If any term of this Deed is invalid, illegal or incapable of being enforced, all other terms and provisions of this Deed shall nevertheless remain in full force and effect.
18.	This Deed may not be amended without the prior written consent of each of the parties hereto.
19.

This Deed may be executed in counterparts each of which shall be deemed to be an original hereof and all of which together evidence the same Deed. This Deed may be executed via email (or transmission of a PDF file) of a counterpart of this Deed. In addition, PDF or electronic signatures of authorised signatories of any party shall be valid and binding and delivery of an email or PDF signature by any party shall constitute due execution and delivery of this Deed.

SCHEDULE: Contract Definitions

(A)

The Hologen Neuro AI Limited Framework Agreement between (i) Hologen Limited; (ii) Hologen Neuro AI Limited; (iii) MeiraGTx Neuro UK Limited; and (iv) MeiraGTx Holdings plc dated 9 March 2025, as amended (the “HNAI Framework Agreement”);

(B)

The MeiraGTx Manufacturing Limited Framework Agreement between (i) MeiraGTx Manufacturing Limited; (ii) MeiraGTx Limited; and (iii) Hologen Limited dated 9 March 2025, as amended (the “Manufacturing Framework Agreement” and together with the HNAI Framework Agreement, the “Framework Agreements”); and

(C)

Collaboration and License Agreement to be entered into at Completion of the HNAI Framework Agreement in the form attached to the HNAI Framework Agreement between (i) Hologen Neuro AI UK Limited; (ii) Hologen Neuro AI Limited; (iii) Hologen Limited; (iv) MeiraGTx Neuro I, LLC; (v) MeiraGTx Neuro UK Limited; and (vi) MeiraGTx Holdings plc (the “Collaboration and License Agreement” and together with the Framework Agreements, the “Transaction Documents”).